                                 EXHIBIT 99.03

Unaudited pro forma condensed combined balance sheet of the Registrant and Redwood as of June 30, 1994 and the unaudited pro forma condensed combined statements of operations of the Registrant and Redwood for the year ended December 31, 1993 and for the six months ended June 30, 1994.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements reflect the acquisition by Cadence Design Systems, Inc. ("the Company") of Redwood Design Automation, Inc. ("Redwood") in exchange for approximately 419,000 shares of the Company's common stock. The acquisition was accounted for using the purchase method of accounting. The pro forma condensed combined balance sheet assumes the merger took place on June 30, 1994 and combines the June 30, 1994 balance sheet of the Company with the July 31, 1994 balance sheet of Redwood. The pro forma combined statements of operations assume that the merger took place as of the beginning of each company's most recently completed fiscal year and combines the Company's statements of operations for the year ended December 31, 1993 and the six months ended June 30, 1994 with Redwood's statements of operations for the year ended January 31, 1994 and the six months ended July 31, 1994, respectively. The pro forma statements of operations do not include the effect of any nonrecurring charges directly attributable to the acquisition.

The pro forma combined statements of operations are not necessarily indicative of operating results which would have been achieved had the merger been consummated as of the beginning of such periods and should not be construed as representative of future operations.

The pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Company for the year ended December 31, 1993, previously filed on Form 10-K and for the six months ended June 30, 1994, previously filed on Form 10-Q and the financial statements of Redwood which are included elsewhere herein.


                                 CADENCE DESIGN SYSTEMS, INC. AND REDWOOD DESIGN AUTOMATION, INC.
                                            PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                           JUNE 30, 1994
                                                          (IN THOUSANDS)
                                                            (UNAUDITED)

                                                                      ADJUSTMENTS FOR PURCHASE            PRO FORMA
                                          CADENCE      REDWOOD        DEBIT              CREDIT           BALANCES
                                          -------      --------      -------             -------          --------
ASSETS:
CURRENT ASSETS:
CASH AND CASH INVESTMENTS                $ 68,387      $  1,751      $     0             $     0          $ 70,138
SHORT-TERM INVESTMENTS                     28,412             0            0                   0            28,412
ACCOUNTS RECEIVABLE, NET                   74,156           392            0                   0            74,548
INVENTORIES                                 5,204             0            0                   0             5,204
OTHER CURRENT ASSETS                       15,185           103            0                   0            15,288
                                         --------      --------      -------             -------          --------
TOTAL CURRENT ASSETS                      191,344         2,246            0                   0           193,590

NET PROPERTY & EQUIPMENT                   93,421           531            0                   0            93,952

OTHER ASSETS                               11,227            50            0               2,500 (2)         8,777
PURCHASED SOFTWARE & INTANGIBLES           10,189             0        6,755 (1,3,4)       4,653 (5)        12,291
CAPITALIZED SOFTWARE                       30,484             0            0                   0            30,484
                                         --------      --------      -------             -------          --------

TOTAL ASSETS                             $336,665      $  2,827      $ 6,755             $ 7,153          $339,094
                                         ========      ========      =======             =======          ========



LIABILITIES:
ACCOUNTS PAYABLE                          $13,598      $    207      $     0             $     0          $ 13,805
LOANS & LEASES - CURRENT                    2,792           329            0                   0             3,121
ACCRUED  LIABILITIES                       52,317           134            0               1,214 (4)        53,665
DEFERRED REVENUE                           52,731           331            0                   0            53,062
INCOME TAXES PAYABLE                        5,548             0            0                   0             5,548
                                         --------      --------      -------             -------          --------
TOTAL CURRENT LIABILITIES                 126,986         1,001            0               1,214           129,201
                                         --------      --------      -------             -------          --------

LOANS & LEASES - LONG TERM                  2,292         2,817        2,500 (2)               0             2,609
DEFERRED INCOME TAXES                       2,202             0            0                   0             2,202
LEASE LIABILITIES                           9,819             0            0                   0             9,819
OTHER LONG TERM LIABILITIES                 2,558             0            0                   0             2,558
                                         --------      --------      -------             -------          --------

TOTAL LONG TERM LIABILITIES                16,871         2,817        2,500                   0            17,188
                                         --------      --------      -------             -------          --------

PUT WARRANTS                               44,270             0            0                   0            44,270
                                         --------      --------      -------             -------          --------

STOCKHOLDERS' EQUITY (DEFICIT):
PREFERRED STOCK                                 0        10,900       10,900 (3)               0                 0
COMMON STOCK                                  465            80           80 (3)               4 (1)           469
STOCK NOTES RECEIVABLE                         (3)          (20)           0                  20 (3)            (3)
PAID-IN CAPITAL                           209,602             0            0               4,546 (1)       214,148
TREASURY STOCK                            (76,750)            0            0                   0           (76,750)
RETAINED EARNINGS (DEFICIT)                14,292       (11,951)       4,653 (5)          11,951 (3)         9,639
ACCUMULATED TRANSLATION ADJUSTMENT            932             0            0                   0               932
                                         --------      --------      -------             -------          --------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)      148,538          (991)      15,633              16,521           148,435
                                         --------      --------      -------             -------          --------

TOTAL LIABILITIES & EQUITY               $336,665      $  2,827      $18,133             $17,735          $339,094
                                         ========      ========      =======             =======          ========


(1)  ENTRY TO RECORD THE ACQUISITION OF REDWOOD BY THE ISSUANCE OF APPROXIMATELY 419,000 SHARES OF THE COMPANY'S COMMON STOCK
(2)  ENTRY TO ELIMINATE NOTE RECEIVABLE AND LOAN
(3)  ENTRY TO ELIMINATE THE STOCKHOLDERS' DEFICIT OF REDWOOD
(4)  ENTRY TO RECORD OBLIGATIONS OF REDWOOD TO STOCKHOLDERS AND OTHERS PAYABLE PRIOR TO THE CLOSING OF THE ACQUISITION AND
     FACILITY RELOCATION COSTS
(5)  ENTRY TO WRITE-OFF IN-PROCESS RESEARCH AND DEVELOPMENT AS IT HAD NOT
     REACHED TECHNOLOGICAL FEASIBILITY

                                 CADENCE DESIGN SYSTEMS, INC. AND REDWOOD DESIGN AUTOMATION, INC.
                                       PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 1993
                                                          (IN THOUSANDS)
                                                            (UNAUDITED)


                                                                    PRO FORMA ADJUSTMENTS
                                                                                              PRO FORMA
                                           CADENCE      REDWOOD      DEBIT        CREDIT       RESULTS
                                           -------      -------      -----        ------      ---------
REVENUE:
  PRODUCT                                 $241,011      $   312     $     0        $   0      $241,323
  MAINTENANCE                              127,612            0           0            0       127,612
                                          --------      -------     -------        -----      --------
   TOTAL REVENUE                           368,623          312           0            0       368,935
                                          --------      -------     -------        -----      --------

COST OF REVENUE:
  PRODUCT                                   73,594          287       1,051 (1)        0        74,932
  MAINTENANCE                               15,757            0           0            0        15,757
                                          --------      -------     -------        -----      --------
   TOTAL COST OF REVENUE                    89,351          287       1,051            0        90,689
                                          --------      -------     -------        -----      --------
GROSS MARGIN                               279,272           25      (1,051)           0       278,246
                                          --------      -------     -------        -----      --------

OPERATING EXPENSES:

ENGINEERING EXPENSES                        69,088        2,380           0            0        71,468
SALES & MARKETING EXPENSES                 160,212        2,273           0            0       162,485
GENERAL & ADMINISTRATIVE EXPENSES           38,737          558           0            0        39,295
RESTRUCTURE EXPENSES                        13,450            0           0            0        13,450
                                          --------      -------     -------        -----      --------

TOTAL OPERATING EXPENSES                   281,487        5,211           0            0       286,698
                                          --------      -------     -------        -----      --------

LOSS FROM CONTINUING OPERATIONS             (2,215)      (5,186)     (1,051)           0        (8,452)

OTHER INCOME (EXPENSE)                       1,608          (35)          0            0         1,573
                                          --------      -------     -------        -----      --------

NET LOSS FROM CONTINUING OPERATIONS           (607)      (5,221)     (1,051)           0        (6,879)
                                          --------      -------     -------        -----      --------

DISCONTINUED OPERATIONS:
  LOSS FROM OPERATIONS                      (6,200)           0           0            0        (6,200)
  LOSS ON DISPOSAL                          (5,972)           0           0            0        (5,972)
                                          --------      -------     -------        -----      --------

LOSS FROM DISCONTINUED OPERATIONS          (12,172)           0           0            0       (12,172)
                                          --------      -------     -------        -----      --------
NET LOSS                                  $(12,779)     $(5,221)    $(1,051)       $   0      $(19,051)
                                          ========      =======     =======        =====      ========

NET LOSS PER SHARE
  FROM CONTINUING OPERATIONS              $  (0.02)                                           $  (0.16)
  FROM DISCONTINUED OPERATIONS               (0.28)                                              (0.28)
                                          --------                                            --------
NET LOSS PER SHARE                        $  (0.30)                                           $  (0.44)
                                          ========                                            ========

WEIGHTED AVERAGE SHARES                     43,060                      419                     43,479
                                          ========                  =======                   ========




(1) ENTRY TO RECORD ONE YEAR'S AMORTIZATION OF CAPITALIZED PURCHASED INTANGIBLES BASED ON AN ESTIMATED LIFE OF TWO YEARS.


                                 CADENCE DESIGN SYSTEMS, INC. AND REDWOOD DESIGN AUTOMATION, INC.
                                       PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                              FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                                          (IN THOUSANDS)
                                                            (UNAUDITED)

                                                                 PRO FORMA ADJUSTMENTS
                                                                                         PRO FORMA
                                            CADENCE    REDWOOD    DEBIT        CREDIT     RESULTS
                                           --------    -------    -----        ------    ---------
REVENUE:
  PRODUCT                                  $123,832    $   419    $   0         $  0      $124,251
  MAINTENANCE                                73,989         15        0            0        74,004
                                           --------    -------    -----         ----      --------
    TOTAL REVENUE                           197,821        434        0            0       198,255
                                           --------    -------    -----         ----      --------

COST OF REVENUE:
  PRODUCT                                    38,976        208      525  (1)       0        39,709
  MAINTENANCE                                 7,134          0        0            0         7,134
                                           --------    -------    -----         ----      --------
    TOTAL COST OF REVENUE                    46,110        208      525            0        46,843
                                           --------    -------    -----         ----      --------
GROSS MARGIN                                151,711        226     (525)           0       151,412
                                           --------    -------    -----         ----      --------


OPERATING EXPENSES:
ENGINEERING EXPENSES                         35,288      1,225        0            0        36,513
SALES & MARKETING                            78,442      1,181        0            0        79,623
GENERAL & ADMINISTRATIVE EXPENSES            20,406        325        0            0        20,731
PROVISION FOR SETTLEMENT OF LITIGATION       10,054          0        0            0        10,054
                                           --------    -------    -----         ----      --------

TOTAL OPERATING EXPENSES                    144,190      2,731        0            0       146,921
                                           --------    -------    -----         ----      --------

INCOME (LOSS) FROM OPERATIONS                 7,521     (2,505)    (525)           0         4,491


OTHER INCOME (EXPENSE)                          790        (49)       0            0           742
                                           --------    -------    -----         ----      --------

NET INCOME (LOSS) BEFORE INCOME TAXES         8,311     (2,554)    (525)           0         5,233

PROVISION FOR INCOME TAXES                   (2,078)         0        0          769  (2)   (1,309)
                                           --------    -------    -----         ----      --------

NET INCOME (LOSS)                          $  6,233    $(2,554)   $(525)        $769      $  3,924
                                           ========    =======    =====         ====      ========



NET INCOME PER SHARE                       $   0.14                                       $   0.09
                                           ========                                       ========

WEIGHTED AVERAGE SHARES                      44,973                 419                     45,392
                                           ========               =====                   ========




(1)  ENTRY TO RECORD SIX MONTHS AMORTIZATION OF CAPITALIZED PURCHASED INTANGIBLES BASED ON AN ESTIMATED LIFE OF TWO YEARS.

(2)  ENTRY TO ADJUST CONSOLIDATED TAX PROVISION TO THE COMPANY'S ANNUAL EFFECTIVE RATE.

NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. In August 1994 the Company acquired all of the outstanding stock of Redwood Design Automation, Inc. ("Redwood") for approximately 419,000 shares of the Company's common stock. The purchase price also includes $2.5 million of advances made to Redwood, prior to the acquisition, of which $.7 million was offset against the cash of Redwood as of the closing date and the remaining amount of $1.8 million was not repaid. Redwood was a development stage company formed to design, develop and market software for use in electronic system design. The acquisition was accounted for as a purchase. In connection with the acquisition, net intangibles of $6.8 million were acquired of which $4.7 million was allocated to research and development in process and will be charged to operations as the technology had not achieved technological feasibility and had no alternative future use. The remaining $2.1 million will be amortized over a useful life of two years. The pro forma combined condensed financial statements reflect the combined operations of the two companies.

The pro forma combined condensed statements of operations for the year ended December 31, 1993 and six months ended June 30, 1994 exclude the impact of the one-time charge associated with expensing in-process research and development as it had not reached technological feasibility. The charge is included in the Company's results of operations for the quarter in which the transaction closed which was the third quarter of 1994.

2. The pro forma combined condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These pro forma combined condensed financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's annual report on Form 10-K for the year ended December 31, 1993 and the financial statements of Redwood included in this filing.

3. Net income per share for each period is calculated by dividing net income by the weighted average number of common stock and common stock equivalents out standing during the period plus approximately 419,000 shares of the Company's common stock which was exchanged for all outstanding shares of Redwood common and preferred stock. Common stock equivalents consist of dilutive shares issuable upon the exercise of outstanding common stock options and warrants. Net loss per share is calculated by dividing net loss by the weighted average number of shares of common stock. Fully diluted net income
(loss) per share is substantially the same as primary net income (loss) per share.